UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported: January 30, 2014

LEUCADIA NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-5721	13-2615557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2014, our Board of Directors amended our By-Laws to require that in an uncontested election of directors submitted to a shareholder vote, a nominee for election as a director must receive a majority of the votes cast in order to be elected to our Board of Directors.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed with this report:

Number	Exhibit

3	Amended and Restated By-Laws, effective January 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEUCADIA NATIONAL CORPORATION

Date: January 31, 2014	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary and
Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

3	Amended and Restated By-Laws, effective January 30, 2014.